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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                   -------------

                                      FORM 8-K


                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         March 25, 1998
                                                 --------------------------

                                 BMC INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


            MINNESOTA                      1-8467               41-0169210
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 (State or other jurisdiction     (Commission File Number)     (IRS Employer
        of incorporation)                                   Identification No.)


ONE MERIDIAN CROSSINGS
SUITE 850
MINNEAPOLIS, MINNESOTA                                                 55423
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code   (612) 851-6000
                                                    --------------------------

TWO APPLETREE SQUARE, MINNEAPOLIS, MINNESOTA  55425
--------------------------------------------------------------------------------
                                  (Former Address)


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Item 5.  OTHER EVENTS.

     VIS-ORC, Inc. (the "Company")(a wholly-owned subsidiary of Vision-Ease Lens, Inc., in turn a wholly-owned subsidiary of BMC Industries, Inc.) entered into an Asset Purchase Agreement, dated as of March 25, 1998 (the "Asset Purchase Agreement"), with Monsanto Company, a Delaware corporation ("Monsanto"). The Asset Purchase Agreement provides for the purchase by the Company of substantially all of the assets, properties and rights (the "Assets") of Monsanto used in the Orcolite business unit (the "Business"), an operating division of Monsanto.

     Under the terms of the Asset Purchase Agreement, the Company will pay to Monsanto $100,000,000 and up to an additional $800,000 (representing the amount of additional capital expenditures made by Monsanto between March 25, 1998 and the closing of this transaction) as consideration for the Assets. The foregoing purchase price is subject to adjustment at closing for certain working capital items, as set forth in the Asset Purchase Agreement. Subject to certain indemnification rights against Monsanto, the Company will also assume the obligations and liabilities of Monsanto primarily relating to the Assets and the Business. The acquisition is expected to close in the second quarter of 1998.

     The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  EXHIBITS.

   2.1 Asset Purchase Agreement, dated as of March 25, 1998, between Monsanto Company and VIS-ORC, Inc.

          The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

   99.1   Press Release of BMC Industries, Inc. dated March 25, 1998.

                                         -2-

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BMC INDUSTRIES, INC.



Date: April 3       , 1998              By /s/ Jeffrey J. Hattara
     ---------------                       --------------------------------
                                           Jeffrey J. Hattara
                                              Vice President of Finance and
                                              Administration, and Chief
                                              Financial Officer


                                         -3-

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                                   EXHIBIT INDEX


No.       Exhibit No.                                               Page
--        -----------                                               -----
2.1       Asset Purchase Agreement, dated as of March 25,           Filed
          1998, between Monsanto Company                         Electronically
          and VIS-ORC, Inc.

99.1      Press Release of BMC Industries, Inc.                     Filed
          dated March 25, 1998.                                  Electronically